Securities and Exchange Commission

                     Washington, DC  20549

                            Form 8-K

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act 1934


                 Date of Report January 5, 1998
               (Date of earliest event reported)



                    CalEnergy Company, Inc.
     (Exact name of registrant as specified in its charter)



    Delaware                     1-9874
94-2213782
(State of other          (Commission File              (IRS
Employer
 jurisdiction of                Number)
Identification No.)
 incorporation)



 302 South 36th Street, Suite 400,                 Omaha, NE
68131             (Address of principal executive offices)
Zip Code




Registrant's Telephone Number, including area code:    (402) 341-
4500




                              N/A
 (Former name or former address, if changed since last report)



Item 5.  Other Events

     On January 5, 1998, the Registrant announced that it had completed the previously announced acquisition of all of the interests of Kiewit Diversified Group Inc. ("KDG") in the various international power generation projects and the 30% interest in Northern Electric plc, which are jointly owned with the Registrant and managed by the Registrant as well as the repurchase of all of KDG's outstanding ownership interests in the Registrant's Common Stock (20,231,065 shares). A copy of the press release issued by the Registrant is set forth as Exhibit 1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

Exhibit 1 - Press Release dated January 5, 1998.

                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CalEnergy Company, Inc.




By: \s\ Steven A. McArthur
Steven A. McArthur
                              Senior Vice President,
                              General Counsel and Secretary





Dated: January 16, 1998